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                                EXHIBIT 23
                         CONSENT OF MCCARTER & ENGLISH





                                                       August 12, 1997



Ladies and Gentlemen:

      We consent to the incorporation by reference in this Quarterly Report on Form 10-Q of Owens-Illinois, Inc. and Owens-Illinois Group, Inc. for the quarter ended June 30, 1997, of the reference to our firm under the caption "Legal Proceedings."



                                          Very truly yours,




                                          /s/McCarter & English
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                                          McCarter & English